UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
             Pursuant to Section 13 or 15(d)
          of the Securities Exchange Act of 1934


                       April 4, 2011
                     (Date of Report)

               EcoGlobal Holdings Corporation
   (Exact name of registrant as specified in its charter)


   Wisconsin            000-54134                27-2990368
(State or other    (Commission File No.)    (IRS Employer ID No.)
jurisdiction
of incorporation)


                     The John Hancock Center
                           Suite 3100
                       Chicago, IL 60611
           (Address of principal executive offices)


                       312-794-7813
   (Registrant's telephone number, including area code)

              Global Green Holdings, Limited
(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the provisions:

[   ] Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.132-4(c))




Section 5 - Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws;
          Change in Fiscal Year.



Item 5.03

Name changed to EcoGlobal Holdings Corporation.

On March 29, 2011, the Company's board of directors authorized an amendment to the Company's Articles of Incorporation, effectively changing the Company's name from "Global Green Holdings, Limited", to "EcoGlobal Holdings Corporation". The amendment to Article 1 of the Company's articles of incorporation has been duly filed and recorded with the Secretary of State for the State of Wisconsin.

























SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2011

               ECOGLOBAL HOLDINGS CORPORATION



By:   /s/ Chris Werner
Name:     Chris Werner
Title:    Chief Financial Officer